DRAFT 11/12/98






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            AMENDED AND RESTATED DECLARATION OF TRUST

          GREAT-WEST LIFE & ANNUITY INSURANCE CAPITAL I

                     Dated as of       , 1998



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                        TABLE OF CONTENTS
                                                             Page
                                                             ----
                            ARTICLE 1

          INTERPRETATION AND DEFINITIONS ......................2
Section 1.1  Interpretation and Definitions ...................2
"Administrative Action" .......................................2
"Affiliate" ...................................................2
"Authorized Officer" ..........................................2
"Bankruptcy Event" ............................................2
"Book Entry Interest" .........................................3
"Business Day .................................................3
"Business Trust Act" ..........................................3
"Capital Security .............................................3
"Capital Security Beneficial Owner" ...........................3
"Capital Security Certificate" ................................3
"Certificate" .................................................3
"Certificate of Trust" ........................................3
"Clearing Agency" .............................................4
"Clearing Agency Participant" .................................4
"Closing Date" ................................................4
"Code" ........................................................4
"Commission" ..................................................4
"Common Security" .............................................4
"Common Security Certificate" .................................4
"Compounded Distributions" ....................................4
"Corporate Trust Office" ......................................4
"Covered Person" ..............................................4
"Debenture Issuer" ............................................4
"Debenture Issuer Indemnified Person" .........................4
"Debenture Trustee" ...........................................5
"Debentures" ..................................................5
"Declaration" .................................................5
"Definitive Capital Security Certificates" ....................5
"Delaware Trustee" ............................................5
"Depositary ...................................................5
"Direct Action" ...............................................5
"Distribution" ................................................5
"DTC" .........................................................5
"Exchange Act" ................................................5
"Fiduciary Indemnified Person" ................................5
"Fiscal Year" .................................................5
"Global Certificate" ..........................................5
"Guarantee" ...................................................5
"Holder" ......................................................6


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                                                             Page
                                                             ----
"Indemnified Person" ..........................................6
"Indenture" ...................................................6
"Indenture Event of Default" ..................................6
"Investment Company" ..........................................6
"Investment Company Act" ......................................6
"Investment Company Event" ....................................6
"Legal Action" ................................................6
"liquidation amount" ..........................................6
"List of Holders" .............................................6
"Majority in Liquidation Amount" ..............................6
"Officers' Certificate" .......................................7
"Outstanding" .................................................7
"Paying Agent" ................................................7
"Payment Amount" ..............................................7
"Person" ......................................................8
"Property Account" ............................................8
"Property Trustee" ............................................8
"Pro Rata" ....................................................8
"Prospectus" ..................................................8
"Quorum" ......................................................8
"Redemption Notice" ...........................................8
"Redemption Price" ............................................8
"Regular Trustee" .............................................8
"Responsible Officer" .........................................8
"Rule 3a-5" ...................................................8
"Securities" ..................................................8
"Securities Act" ..............................................8
"Special Event" ...............................................8
"Sponsor" .....................................................8
"Successor Delaware Trustee" ..................................9
"Successor Entity" ............................................9
"Successor Property Trustee" ..................................9
"Super Majority" ..............................................9
"Tax Event" ...................................................9
"Treasury Regulations" ........................................9
"Trust Enforcement Event" .....................................9
"Trust Indenture Act" .........................................9
"Trustee" or "Trustees" .......................................9
"Trustees' Authorization Certificate" ........................10
"25% in liquidation amount" ..................................10


                               ii
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                                                             Page
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                            ARTICLE 2

          TRUST INDENTURE ACT ................................10
Section 2.1  Trust Indenture Act; Application ................10
Section 2.2  Lists of Holders ................................10
Section 2.3  Reports by the Property Trustee .................11
Section 2.4  Periodic Reports to the Property Trustee ........11
Section 2.5  Evidence of Compliance with Conditions
             Precedent .......................................11
Section 2.6  Trust Enforcement Events; Waiver ................11
Section 2.7  Trust Enforcement Event; Notice .................13

                             ARTICLE 3

          ORGANIZATION .......................................14
Section 3.1  Name and Organization ...........................14
Section 3.2  Office ..........................................14
Section 3.3  Purpose .........................................14
Section 3.4  Authority .......................................14
Section 3.5  Title to Property of the Trust ..................15
Section 3.6  Powers and Duties of the Regular Trustees .......15
Section 3.7  Prohibition of Actions by the Trust
             and the Trustees ................................18
Section 3.8  Powers and Duties of the Property Trustee .......19
Section 3.9  Certain Duties and Responsibilities of
              the Property Trustee ...........................21
Section 3.10  Certain Rights of Property Trustee .............23
Section 3.11  Delaware Trustee ...............................26
Section 3.12  Execution of Documents .........................26
Section 3.13  Not Responsible for Recitals or Issuance
              of Securities ..................................26
Section 3.14  Duration of Trust ..............................26
Section 3.15  Mergers ........................................27
Section 3.16  Property Trustee May File Proofs of Claim ......29

                             ARTICLE 4

          SPONSOR ............................................29
Section 4.1  Responsibilities of the Sponsor .................29
Section 4.2  Indemnification Fees and Expenses of
             the Trustee .....................................30
Section 4.3  Right to Proceed ................................31

                             ARTICLE 5

          COMMON SECURITIES HOLDER ...........................31
Section 5.1  Debenture Issuer's Purchase of
             Common Securities ...............................31
Section 5.2  Covenants of the Common Securities
             Holder ..........................................31


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                                                             Page
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                            ARTICLE 6

          TRUSTEES ...........................................32
Section 6.1  Number of Trustees ..............................32
Section 6.2  Delaware Trustee 32
Section 6.3  Property Trustee; Eligibility ...................32
Section 6.4  Qualifications of Regular Trustees
             and Delaware Trustee Generally ..................33
Section 6.5  Initial Trustees and Initial Delaware
             Trustee .........................................33
Section 6.6  Appointment, Removal and Resignation
             of Trustees .....................................34
Section 6.7  Vacancies among Trustees ........................36
Section 6.8  Effect of Vacancies .............................36
Section 6.9  Meetings ........................................36
Section 6.10  Delegation of Power ............................37
Section 6.11  Merger, Conversion, Consolidation or
              Succession to Business .........................37

                            ARTICLE 7

    TERMS OF SECURITIES ......................................37
Section 7.1  General Provisions Regarding Securities .........37
Section 7.2  Distributions ...................................39
Section 7.3  Redemption of Securities ........................40
Section 7.4  Redemption Procedures ...........................41
Section 7.5  Voting Rights of Capital Securities .............43
Section 7.6  Voting Rights of Common Securities ..............45
Section 7.7  Paying Agent ....................................46
Section 7.8  Transfer of Securities ..........................47
Section 7.9  Transfer and Exchange of Certificates ...........47
Section 7.10  Deemed Security Holders ........................47
Section 7.11  Book Entry Interests ...........................48
Section 7.12  Notices to Clearing Agency .....................48
Section 7.13  Appointment of Successor Clearing Agency .......48
Section 7.14  Definitive Capital Security Certificates .......49
Section 7.15  Mutilated, Destroyed, Lost or Stolen
              Certificates ...................................49

                            ARTICLE 8

          DISSOLUTION AND TERMINATION OF TRUST ...............50
Section 8.1  Dissolution and Termination of Trust ............50
Section 8.2  Liquidation Distribution Upon
             Dissolution of the Trust ........................50

                             ARTICLE 9

          LIMITATION OF LIABILITY OF
          HOLDERS, TRUSTEES OR OTHER PERSONS .................52
Section 9.1  Liability .......................................52


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                                                             Page
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Section 9.2  Exculpation .....................................53
Section 9.3  Fiduciary Duty ..................................53
Section 9.4  Indemnification .................................54
Section 9.5  Outside Businesses ..............................57

                            ARTICLE 10

          ACCOUNTING .........................................57
Section 10.1  Fiscal Year ....................................57
Section 10.2  Certain Accounting and Tax Matters .............57
Section 10.3  Banking ........................................58
Section 10.4  Withholding ....................................58
[Section 10.5  Payment of Taxes and Duties, of the Trust .....58

                            ARTICLE 11

AMENDMENTS AND MEETINGS ......................................59
Section 11.1  Amendments .....................................59
Section 11.2  Meetings of the Holders; Action by
              Written Consent ................................61

                            ARTICLE 12

REPRESENTATIONS OF PROPERTY TRUSTEE
AND DELAWARE TRUSTEE .........................................63
Section 12.1  Representations and Warranties of the
              Property Trustee ...............................63
Section 12.2  Representations and Warranties of the
              Delaware Trustee ...............................63

                            ARTICLE 13

MISCELLANEOUS ................................................64
Section 13.1 Notices .........................................64
Section 13.2 Governing Law ...................................65
Section 13.3 Intention of the Parties ........................65
Section 13.4 Headings ........................................65
Section 13.5 Successors and Assigns ..........................66
Section 13.6 Partial Enforceability ..........................66
Section 13.7 Counterparts ....................................66


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             AMENDED AND RESTATED DECLARATION OF TRUST


           THIS AMENDED AND RESTATED DECLARATION OF TRUST dated as of _______, 1998 among GWL&A Financial Inc., a Delaware corporation, as Sponsor, Mitchell T.G. Graye, David G. McLeod and James L. McCallen, as the initial Regular Trustees, The Bank of New York, as the initial Property Trustee, and The Bank of New York (Delaware), as the initial Delaware Trustee, not in their individual capacities but solely as Trustees, and the holders, from time to time, of undivided beneficial ownership interests in the Trust to be issued pursuant to this Declaration.

           WHEREAS, Great-West Life & Annuity Insurance Capital I (the "Trust") was established as a business trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of September 28, 1998 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on September 28, 1998 (the "Certificate of Trust"); and

           WHEREAS, the sole purpose of the Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Trust, to invest the proceeds from such sales in the Debentures issued by the Debenture Issuer (as those terms are hereinafter defined) and to engage in only those activities necessary or incidental thereto; and

           WHEREAS, all of the Trustees and the Sponsor, by this Declaration, desire to amend and restate each and every term and provision of the Original Declaration.

           NOW THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued herein, subject to the provisions of this Declaration, and each party, for the benefit of the other parties and for the benefit of the holders, hereby amends and restates the Original Declaration in its entirety and agrees as follows:


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                                                                2


                            ARTICLE 1

                  INTERPRETATION AND DEFINITIONS

           Section 1.1.  Interpretation and Definitions.

           Unless the context otherwise requires:

           (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

           (b) term defined anywhere in this Declaration has the same meaning throughout;

           (c) all references to "the Declaration" or "this
Declaration" are to this Declaration as modified, supplemented or amended from time to time;

           (d) all references in this Declaration to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Declaration unless otherwise specified;

           (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

           (f) reference to the singular includes the plural and vice versa.

           "Administrative Action" has the meaning given under definition of "Tax Event".

           "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

           "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

           "Bankruptcy Event" means, with respect to any Person:

           (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or


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                                                                3


           (b) (i) the commencement by such Person of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent or the consent by it to the institution of bankruptcy or insolvency proceedings against it, (ii) the consent by such Person to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, (iii) the filing by such Person of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (iv) the consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of all or substantially all of the property of such Person, (v) the making by such Person of an assignment for the benefit of creditors, or
      (vi) the admission by such Person in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated as bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

           "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 7.11.

           "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee or the Debenture Trustee is closed for business.

           "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq., as it may be amended from time to time, or any successor legislation.

           "Capital Security" has the meaning specified in
Section 7.1.

           "Capital Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

           "Capital Security Certificate" means a certificate evidencing a Capital Security.

           "Certificate" means a Common Security Certificate or a Capital Security Certificate.

           "Certificate of Trust" has the meaning specified in the recitals hereto.


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                                                                4


           "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Capital Securities.

           "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

           "Closing Date" means the date on which the Capital
Securities and Common Securities are issued and sold.

           "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

           "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

           "Common Security" has the meaning specified in Section
7.1

           "Common Security Certificate" means a definitive certificate in fully registered form evidencing a Common
Security.

           "Compounded Distributions" has the meaning set forth in Section 7.2(a).

           "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 101 Barclay Street, New York, New York 10286, Attn: Corporate Trust Administration; telecopy no. (212) 815-5917.

           "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder.

           "Debenture Issuer" means GWL&A Financial Inc. in its capacity as issuer of the Debentures under the Indenture or any successor entity resulting from any consolidation, amalgamation, merger or other business combination.

           "Debenture Issuer Indemnified Person" means (a) any
Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners,


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                                                                5


employees, representatives or agents of any Regular Trustee or any Affiliate thereof; or (d) any officer, employee or agent of the Trust or its Affiliates.

           "Debenture Trustee" means The Bank of New York, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

           "Debentures" means the % Junior Subordinated
Debentures due 2028 to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee.

           "Declaration" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits, and (ii) for all purposes of this Declaration and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

           "Definitive Capital Security Certificates" has the meaning set forth in Section 7.11.

           "Delaware Trustee" has the meaning set forth in
Section 6.2.

           "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Certificates, a clearing agency registered pursuant to Section 17A of the Exchange Act that is designated to act as Depositary for such Securities.

           "Direct Action" shall have the meaning set forth in
Section 7.5(c).

           "Distribution" means a distribution payable to Holders in accordance with Section 7.2.

           "DTC" means The Depository Trust Company, the initial
Depositary.

           "Exchange Act" means the Securities Exchange Act of
1934, as amended from time to time, or any successor legislation.

           "Fiduciary Indemnified Person" has the meaning set forth in Section 9.4(b).

           "Fiscal Year" has the meaning set forth in Section
10.1.

           "Global Certificate" has the meaning set forth in
Section 7.11.

           "Guarantee" means the guarantee agreement of the Sponsor in respect of the Securities.


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                                                                6


           "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act; provided, however, that in determining whether the Holders of the requisite liquidation amount of Capital Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Capital Securities remain in the form of one or more Global Certificates, the term "Holders" shall mean the holder of the Global Certificate acting at the direction of the Capital Security Beneficial Owners.

           "Indemnified Person" means a Debenture Issuer
Indemnified Person or a Fiduciary Indemnified Person.

           "Indenture" means the Indenture dated as of    , 1998,
between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

           "Indenture Event of Default" has the meaning given to the term "Event of Default" in the Indenture.

           "Investment Company" means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

           "Investment Company Act" means the Investment Company
Act of 1940, as amended from time to time, or any successor legislation.

           "Investment Company Event" means the receipt by the Trust of an opinion of counsel, rendered by a law firm experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in Investment Company Act Law"), the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in Investment Company Act Law becomes effective on or after the Closing Date.

           "Legal Action" has the meaning set forth in Section
3.6(g).

           "List of Holders" has the meaning specified in Section
2.2(a).

           "Majority in Liquidation Amount" means Holder(s) of Outstanding Securities, voting together as a single class, or, as the context may require, Holders of Outstanding Capital Securities or Holders of Outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount of all Outstanding Securities of the relevant class.

           "Officers' Certificate" means, with respect to any Person (other than Regular Trustees who are natural persons), a certificate signed by two Authorized Officers of such


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                                                                7


Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

           (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

           (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

           (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with; provided, that the term "Officers' Certificate", when used with reference to Regular Trustees who are natural persons shall mean a certificate signed by two of the Regular Trustees which otherwise satisfies the foregoing requirements.

           "Outstanding" when used with respect to the Securities, means, as of the date of determination, all Securities theretofore executed and delivered under this Declaration, except: (i) Securities canceled by the Property Trustee or delivered to the Property Trustee for cancellation;
(ii) Securities for whose payment or redemption money in the necessary amount has been deposited with the Property Trustee or any Paying Agent; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and (iii) Securities that have been paid or in exchange for or in lieu of which other Securities have been executed pursuant to Section 7.11, 7.14 or 7.15; provided, however, that in determining whether the Holders of the requisite liquidation amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Sponsor, any Trustee or any Affiliate of the Sponsor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (x) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that such Trustee actually knows to be so owned shall be so disregarded, and (y) the foregoing shall not apply at any time when all of the Outstanding Capital Securities are owned by the Sponsor, one or more of the Trustees and/or any such Affiliate. Capital Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee such pledgee's right so to act with respect to such Capital Securities and that such pledgee is not the Sponsor or any affiliate of the Sponsor.

           "Paying Agent" has the meaning specified in Section
7.7.

           "Payment Amount" has the meaning specified in Section
7.2(a).

           "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust,


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                                                                8


unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

           "Property Account" has the meaning set forth in
Section 3.8(c).

           "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

           "Pro Rata" means pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities Outstanding.

           "Prospectus" means the final Prospectus dated November
__, 1998 relating to the Capital Securities.

           "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

           "Redemption Notice" has the meaning set forth in
Section 7.4.

           "Redemption Price" has the meaning set forth in
Section 7.3.

           "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

           "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of the Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

           "Rule 3a-5" means Rule 3a-5 under the Investment
Company Act or any successor rule thereunder.

           "Securities" means the Common Securities and the Capital Securities.

           "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

           "Special Event" means a Tax Event or an Investment
Company Event.

           "Sponsor" means GWL&A Financial Inc., a Delaware corporation, or any successor entity resulting from a merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

           "Successor Delaware Trustee" has the meaning specified in Section 6.6(b).


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                                                                9


           "Successor Entity" has the meaning specified in
Section 3.15(b)(i).

           "Successor Property Trustee" has the meaning specified in Section 6.6(b).

           "Super Majority" has the meaning set forth in Section
2.6(a)(ii).

           "Tax Event" means the receipt by the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof, or therein or (b) any judicial decision or any official administrative pronouncement (including any private letter ruling, technical advice memorandum or Chief Counsel advice, as defined by the Code) or regulatory procedure (an "Administrative Action"), regardless of whether such judicial decision or Administrative Action is issued to or in connection with a proceeding involving the Debenture Issuer or the Trust and whether or not subject to review or appeal, which amendment, change, decision or Administrative Action is enacted, released by the Internal Revenue Service, promulgated or announced, in each case, on or after the date of the Prospectus, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to the United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer or original issue discount accruing on such Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

           "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

           "Trust Enforcement Event" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

           "Trust Indenture Act" means the Trust Indenture Act of
1939, as amended from time to time, or any successor legislation.

           "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

           "Trustees' Authorization Certificate" means a written certificate signed by two of the Regular Trustees for the purpose of establishing the terms and form of the Capital Securities and the Common Securities as determined by the Regular Trustees.

           "25% in Liquidation Amount" means Holder(s) of Outstanding Securities, voting together as a single class, or, as the context may require, Holders of Outstanding Capital Securities or Holders of Outstanding Common Securities, voting separately as a class, who are the record owners of 25% or more of the aggregate liquidation amount of all Outstanding Securities of the relevant class.


                            ARTICLE 2

                        TRUST INDENTURE ACT

           Section 2.1. Trust Indenture Act; Application.

           (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

           (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

           (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

           (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States Federal income tax purposes and shall not affect the nature of the Securities as representing undivided beneficial ownership interests in the assets of the Trust.

           Section 2.2  Lists of Holders.

           (a) The Sponsor on behalf of the Trust shall provide the Property Trustee with a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") (i) semi-annually, not later than _______________ __ and _______________ __ of each year and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

           (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

           Section 2.3  Reports by the Property Trustee.

           Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the issuance of the Capital Securities), the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

           Section 2.4  Periodic Reports to the Property Trustee.

           Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information (if any) as required by
Section 314 of the Trust Indenture Act and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act, provided that such compliance certificate shall be delivered on or before 120 days after the end of each calendar year.

           Section 2.5  Evidence of Compliance with Conditions
                        Precedent.

           Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

           Section 2.6  Trust Enforcement Events; Waiver.

           (a) The Holders of a Majority in Liquidation Amount of the Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Trust Enforcement Event in respect of the Capital Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                (i) is not waivable under the Indenture, the Trust Enforcement Event under the
                     Declaration shall also not be waivable; or

               (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Trust Enforcement Event under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures Outstanding.

           The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act, and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration and the Capital Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of a Trust Enforcement Event with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

           (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event in respect of the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration shall also not be waivable; or

               (ii)  requires the consent or vote of a Super
                     Majority to be waived under the Indenture, except where the Holders of the Common
                     Securities are deemed to have waived such Trust Enforcement Event under the
                     Declaration as provided below in this
                     Section 2.6(b), the Trust Enforcement Event under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super
                     Majority represents of the aggregate
                     principal amount of the Debentures
                     Outstanding;

provided, further, that each Holder of Common Securities will be deemed to have waived any Trust Enforcement Event and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital
Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act, and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

           (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Trust Enforcement Event with respect to the Capital Securities under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act, and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

           Section 2.7  Trust Enforcement Event; Notice.

           (a) The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by registered or certified mail, to the Holders, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

           (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                (i) a default under Sections 501(1) and 501(2) of the Indenture; or

               (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge.


                            ARTICLE 3

                           ORGANIZATION

           Section 3.1  Name and Organization.

           The Trust is named "Great-West Life & Annuity Insurance Capital I", as such name may be modified from time to time by the Regular Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

           Section 3.2  Office.

           The address of the principal office of the Trust is c/o GWL&A Financial Inc., 8515 East Orchard Road, Englewood, Colorado 80111, Attn: Secretary. On ten Business Days' written notice to the Delaware Trustee, the Property Trustee and the Holders, the Regular Trustees may designate another principal office. The address of the Delaware Trustee in the State of Delaware is White Clay Center, Route 273, Newark, Delaware 19711, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders, the Sponsor, the Property Trustee and the Regular Trustee.

           Section 3.3  Purpose.

           The exclusive purposes and functions of the Trust are
(a) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. Without limiting the generality of the preceding sentence, the Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust or cause the Debentures to be treated as other than indebtedness of the Debenture Issuer for United States federal income tax purposes.

           The Trust is intended to be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Capital Securities and the Common Securities will be treated as the owners of the Trust's assets for United States federal income tax purposes and, consequently, such owners will include directly in their gross income their pro rata share of the income paid or accrued on the Debentures as if the Trust did not exist. By the acceptance of this Declaration, none of the Trustees, the Sponsor, the Holders or the Capital Securities Beneficial Owners will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust. The provisions of this Declaration shall be interpreted to further this classification.

           Section 3.4  Authority.

           (a) Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

           (b) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any two such Regular Trustees; and

           (c) Except as required by applicable law, any Regular
Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

           Section 3.5  Title to Property of the Trust.

           Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

           Section 3.6  Powers and Duties of the Regular
                        Trustees.

           The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

           (a) to establish the terms and form of the Capital Securities and the Common Securities in the manner specified in
Section 7.1 and issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Capital Securities and Common Securities on the Closing Date;

           (b) in connection with the issue and sale of the Capital Securities to:

                (i) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Capital Securities under the Securities Act and in any State under applicable state securities or blue sky laws in which the Sponsor has determined to qualify or register such Capital Securities for sale and the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

               (ii) if deemed necessary or desirable by the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Capital Securities, the Guarantees and the Debentures; and

              (iii) if deemed necessary or desirable by the Sponsor, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities, the Guarantees and the Debentures under Section 12(b) of the Exchange Act.

           (c) to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities;
provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

           (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Special Event;

           (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of
Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders as to such actions and applicable record dates;

           (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

           (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

           (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Regular Trustees have authority to conduct directly, and to pay reasonable compensation for such services;

           (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

           (j) to give the certificate required by Section
314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

           (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

           (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.7;

           (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Debentures as authorized by the Indenture;

           (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

           (o) to execute and deliver closing certificates, if any, pursuant to the Underwriting Agreement and application for a taxpayer identification number for the Trust.

           (p) to take any action, not inconsistent with applicable law, the Certificate of Trust or the Declaration, that the Sponsor and Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section 3.3 or the activities of the Trust as set out in this Section 3.6, as long as such actions do not materially and adversely affect the interests of the Holders of the Capital Securities, including, but not limited to:

                (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii)  causing the Trust to be classified for
                     United States federal income tax purposes as a grantor trust; and

              (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

           (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

           (r) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

           The Regular Trustees shall exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3 and in no event will the Regular Trustees take any action pursuant to this Section 3.6 or any other provision herein that would constitute discretionary control over the assets of the Trust for purposes of Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended.

           Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property
Trustee set forth in Section 3.8.

           The Regular Trustees shall take all actions on behalf of the Trust in a manner that is consistent with the purposes and functions of the Trust as set forth in Section 3.3 that are not specifically required by the Declaration to be taken by any other Trustee.

           Pursuant to Section 1009 of the Indenture, any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

           Section 3.7  Prohibition of Actions by the Trust and
                        the Trustees.

           (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not take any action to cause the Trust to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not cause the Trust to:

                (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

               (ii)  acquire any assets other than the Debentures
                     (and any interest or proceeds received
                     thereon);

              (iii)  possess Trust property for other than a
                     Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                (v) possess any power or otherwise act in such a way as to vary the Trust assets;

               (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

              (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

             (viii) other than as provided in this Declaration or by the terms of the Securities, (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required without, in each case, obtaining (x) the prior approval of the Majority in Liquidation Amount of the Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of the Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior consent of each holder of Capital Securities and (y) an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or the Trust will not be classified as a grantor trust for United States federal income tax purposes or the Debentures will not be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

               (ix) take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes or inconsistent with the treatment of the Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes; or

                (x) revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except pursuant to a subsequent vote of the Holders of the Capital Securities.

           Section 3.8  Powers and Duties of the Property
                        Trustee.

           (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders in accordance with this Declaration. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Sections 6.3 and 6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

           (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

           (c) The Property Trustee shall:

                (i)  establish and maintain a segregated
                     non-interest bearing trust account (the
                     "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders from the Property Account in accordance with Section 7.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is categorized as at least "investment grade" by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

              (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders.

           (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

           (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with (i) a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or (ii) the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

           (f) The Property Trustee shall continue to serve as a Trustee until either:

                (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

               (ii) a Successor Property Trustee (as defined herein) has been appointed and has accepted that appointment in accordance with Section
                     6.6.

           (g) Subject to such limitations as are necessary to ensure compliance with Section 3.3, the Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Declaration and the Securities.

           (h) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

           The Property Trustee shall exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

           Section 3.9  Certain Duties and Responsibilities of
                        the Property Trustee.

           (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration or the Securities against the Property Trustee. In case a Trust Enforcement Event has occurred and is continuing, of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

           (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                (i)  prior to the occurrence of a Trust
                     Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                     (A)  the duties and obligations of the
                          Property Trustee shall be determined
                          solely by the express provisions of
                          this Declaration and the Securities,
                          and the Property Trustee shall not be
                          liable except for the performance of
                          such duties and obligations as are
                          specifically set forth in this
                          Declaration, and no implied covenants
                          or obligations shall be read into this
                          Declaration or the Securities against
                          the Property Trustee; and

                     (B)  in the absence of bad faith on the part
                          of the Property Trustee, the Property
                          Trustee may conclusively rely, as to
                          the truth of the statements and the
                          correctness of the opinions expressed
                          therein, upon any certificates or
                          opinions furnished to the Property
                          Trustee and conforming to the
                          requirements of this Declaration; but
                          in the case of any such certificates or
                          opinions that by any provision hereof
                          are specifically required to be
                          furnished to the Property Trustee, the
                          Property Trustee shall be under a duty
                          to examine the same to determine
                          whether or not they conform to the
                          requirements of this Declaration;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property
                     Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

              (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv)  no provision of this Declaration shall
                     require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                (v)  the Property Trustee's sole duty with
                     respect to the custody, safe-keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

              (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

             (viii)  the Property Trustee shall not be
                     responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

           Section 3.10  Certain Rights of Property Trustee.

           (a) Subject to the provisions of Section 3.9:

                (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate (or, with respect to the establishment of the terms and form of the Securities by the Regular Trustees, by a Trustees' Authorization Certificate);

              (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re- registration thereof;

                (v)  the Property Trustee may consult with
                     counsel of its choice or other experts, and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Sponsor or any of its Affiliates and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi)  the Property Trustee shall be under no
                     obligation to exercise any of the rights or powers vested in it by this Declaration at the request of any Holder, unless such Holder has provided the Property Trustee reasonable indemnity against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 3.10(a) shall be taken to relieve the Property
                     Trustee, upon the occurrence of an Indenture
                     Event of Default, of its obligation to
                     exercise the rights and powers vested in it by this Declaration;

              (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

             (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys;

               (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action, and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                (x)  whenever in the administration of this
                     Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action,
                     (ii) may
                     refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

               (xi) if no Trust Enforcement Event has occurred and is continuing and the Property Trustee is required to decide between alternative causes of action, construe ambiguous provisions in this Declaration or is unsure of the application of any provision of this Declaration, and the matter is not one on which Holders of Capital Securities are entitled under the Declaration to vote, then the Property Trustee may, but shall be under no duty to, take such action as is directed by the Sponsor and will have no liability except for its own bad faith, negligence or willful misconduct;

              (xii) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

             (xiii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration.

           (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

           (c) Without prejudice to any other rights available to the Property Trustee under applicable law, in the event that the Property Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally.

           (d) The Property Trustee shall not be charged with knowledge of an Indenture Event of Default or a Trust Enforcement
Event unless a Responsible Officer of the Property Trustee obtains actual knowledge of such event or the Property Trustee receives written notice of such event from any Holder.

           (e) Any action taken by the Property Trustee or its agents in accordance with the terms hereof shall bind the Trust and the Holders, and the signature of the Property Trustee or its duly authorized agents alone shall be sufficient and effective to perform any such action, and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action.

           Section 3.11  Delaware Trustee.

           Notwithstanding any provision of this Declaration other than Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, and the Delaware Trustee shall not have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. In the event the Declaration Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii)-(viii) and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

           Section 3.12  Execution of Documents.

           Except as otherwise required by applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

           Section 3.13 Not Responsible for Recitals or Issuance of Securities.

           The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities or the Debentures or the Indenture.

           Section 3.14  Duration of Trust.

           The Trust shall exist until dissolved pursuant to the provisions of Article 8 hereof.

           Section 3.15  Mergers.

           (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Sections 3.15(b) and (c) and Section 8.2.

           (b) The Trust may, at the request of the Sponsor, with the consent of the Regular Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any State; provided that:

                (i)  if the Trust is not the successor, such
                     successor entity (the "Successor Entity") either:

                     (A)  expressly assumes all of the
                          obligations of the Trust with respect
                          to the Capital Securities; or

                     (B)  substitutes for the Capital Securities
                          other securities having substantially
                          the same terms as the Capital
                          Securities (the "Successor Securities")
                          so long as the Successor Securities
                          rank the same as the Capital Securities
                          rank in priority with respect to
                          Distributions and payments upon
                          liquidation, redemption and otherwise;

               (ii) if the Trust is not the Successor Entity, the Sponsor expressly appoints a trustee of such Successor Entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures;

              (iii) the Capital Securities or the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or any inter-dealer quotation system on which the Capital Securities are then listed or quoted, if any;

               (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally-recognized statistical rating organization that then assigns a rating to the Capital Securities;

                (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including the holders of any Successor Securities) in any material respect;

               (vi)  such Successor Entity has a purpose
                     substantially identical to that of the
                     Trust;

              (vii)  prior to such merger, consolidation,
                     amalgamation, replacement, conveyance,
                     transfer or lease, the Sponsor has received an opinion from independent counsel to the Trust experienced in such matters to the effect that:

                     (A)  such merger, consolidation,
                          amalgamation, replacement, conveyance,
                          transfer or lease does not adversely
                          affect the
                          rights, preferences and privileges
                          of the Holders of the Capital
                          Securities (including the holders of
                          any Successor Securities) in any
                          material respect; and

                     (B)  following such merger, consolidation,
                          amalgamation, replacement, conveyance,
                          transfer or lease, (1) neither the
                          Trust nor the Successor Entity will be
                          required to register as an Investment
                          Company under the Investment Company
                          Act; and (2) the Trust or the Successor
                          Entity will continue to be classified
                          as a grantor trust for United States
                          federal income tax purposes;

             (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee; and

               (ix) such Successor Entity (if not the Trust) expressly assumes all of the obligations of the Trust with respect to the Trustees.

           (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Capital Securities, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as an association taxable as a corporation or as other than a grantor trust for United States federal income tax purposes and each Holder of the Capital Securities not be treated as owning an undivided interest in the Debentures or cause the Debentures to be treated as other than indebtedness of the Debenture Issuer for United States federal income tax purposes.

           Section 3.16  Property Trustee May File Proofs of
                         Claim.

           In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

           (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, and its counsel) and of the Holders allowed in such judicial proceeding, and

           (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

           Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                            ARTICLE 4

                             SPONSOR

           Section 4.1  Responsibilities of the Sponsor.

           In connection with the issue and sale of the Capital
Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

           (a) to prepare for filing by the Trust with the Commission and execute on behalf of the Trust registration statements on the applicable form, including any amendments thereto, pertaining to the Capital Securities, the Guarantee and the Debentures;

           (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States, including the rules and regulations of any agency or other governmental authorities thereof;

           (c) to prepare for filing by the Trust an application to the New York Stock Exchange, Inc. or any other national stock exchange or The Nasdaq National Market for listing or quotation upon notice of issuance of any Capital Securities, the Guarantee and the Debentures;

           (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Capital Securities, the Guarantee and the Debentures under Section 12(b) of the Exchange Act; and

           (e) to negotiate the terms of, and execute and deliver, on behalf of the Trust, an underwriting agreement and other related agreements providing for the sale of the Capital
Securities.

           Section 4.2  Indemnification Fees and Expenses of the
                        Trustee.

           Pursuant to Section 1009 of the Indenture, the Sponsor, in its capacity as Debenture Issuer, agrees:

                (a) to pay to the Property Trustee and the Delaware Trustee from time to time such compensation as shall be agreed in writing with the Sponsor for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (b) except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by such Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their duly authorized agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence, bad faith or willful misconduct; and

                (c) to indemnify the Property Trustee and the Delaware Trustee or any predecessor Property Trustee or Delaware Trustee for, and to hold each of them harmless against, any and all loss, damage, claims, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder. The provisions of this Section shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

           Section 4.3  Right to Proceed

           The Sponsor acknowledges the rights of the Holders of Capital Securities, in the event of a failure of the Debenture Issuer to make any required payment on the Debentures when due under the Indenture, to directly institute a proceeding against the Debenture Issuer for enforcement of its payment obligations on the Debentures.

                            ARTICLE 5

                     COMMON SECURITIES HOLDER

           Section 5.1  Debenture Issuer's Purchase of Common
                        Securities.

           On the Closing Date, the Debenture Issuer will purchase all of the Common Securities issued by the Trust, for an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

           Section 5.2  Covenants of the Common Securities
                        Holder.

           For so long as the Capital Securities remain
Outstanding, the Sponsor will covenant (i) to maintain directly or indirectly 100% ownership of the Common Securities, provided, however, that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of such Common Securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an Investment Company, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes or that would be reasonably likely to cause the Debentures to fail or cease to be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.


                            ARTICLE 6

                             TRUSTEES

           Section 6.1  Number of Trustees.

           The number of Trustees initially shall be five and:

           (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

           (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided that the number of Trustees shall be at least three; and provided further that (1) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware; (2) at least one Regular

Trustee is an employee or officer of, or is affiliated with, the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

           Section 6.2  Delaware Trustee.

           If required by the Business Trust Act, one Trustee
(the "Delaware Trustee") shall be:

           (a) a natural person who is a resident of the State of Delaware; or

           (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

           Section 6.3  Property Trustee; Eligibility.

           (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                (i)  not be an Affiliate of the Sponsor; and

               (ii)  be a corporation organized and doing
                     business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust power, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

           (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.6(d).

           (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the Obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

           (d) The Guarantee and the Indenture shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

           (e) The initial Property Trustee shall be:

                The Bank of New York
                101 Barclay Street
                New York, New York  10286

           Section 6.4  Qualifications of Regular Trustees and
                        Delaware Trustee Generally.

           Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

           Section 6.5  Initial Trustees and Initial Delaware
                        Trustee.

           (a) The initial Regular Trustees shall be:

           Mitchell T.G. Graye, David G. McLeod and James L.
McCallen, the business address of all of whom is c/o GWL&A
Financial Inc., 8515 East Orchard Road, Englewood, Colorado
80111.

           (b) The initial Delaware Trustee shall be:

                The Bank of New York (Delaware)
                White Clay Center
                Route 273
                Newark, Delaware 19711

            Section 6.6  Appointment, Removal and Resignation of
                         Trustees.

           (a) Subject to Section 6.6(b), Trustees may be removed without cause:

                (i) in the case of a Regular Trustee, at any time by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

               (ii) in the case of the Property Trustee or the Delaware Trustee, or both of them:

                     (A)  at a time when no Indenture Event of
                          Default shall have occurred and be
                          continuing, by vote of the Holders of a
                          Majority in Liquidation Amount of the
                          Common Securities voting as a class at
                          a meeting of the Holders of the Common
                          Securities; and

                     (B)  at a time when an Indenture Event of
                          Default shall have occurred and be
                          continuing, by vote of the Holders of a
                          Majority in Liquidation Amount of the
                          Capital Securities.

           (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and 6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

           (c) If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, a successor Trustee shall be appointed:

                (i) in the case of a Regular Trustee, at any time by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

               (ii) in the case of the Property Trustee or the Delaware Trustee, or both of them:

                     (A)  at a time when no Indenture Event of
                          Default shall have occurred and be
                          continuing, by vote of the Holders of a
                          Majority in Liquidation Amount of the
                          Common Securities voting as a class at
                          a meeting of the Holders of the Common
                          Securities; and

                     (B)  at a time when an Indenture Event of
                          Default shall have occurred and be
                          continuing, by vote of the Holders of a
                          Majority in Liquidation Amount of the
                          Capital Securities.

           (d) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                     (A)  until a Successor Property Trustee has
                          been appointed and has accepted such
                          appointment by instrument executed by
                          such Successor Property Trustee and
                          delivered to the Trust, the Sponsor and
                          the resigning Property Trustee; or

                     (B)  until the assets of the Trust have been
                          completely liquidated and the proceeds
                          thereof distributed to the holders of
                          the Securities; and

               (ii) No such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

           (e) Subject to Section 6.6(c)(ii), the Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.

           (f) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

           (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property
Trustee or Successor Delaware Trustee, as the case may be.

           Section 6.7  Vacancies among Trustees.

           If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

           Section 6.8  Effect of Vacancies.

           The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

           Section 6.9  Meetings.

           If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

           Section 6.10  Delegation of Power.

           (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his or its power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

           (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration, as set forth herein.

           Section 6.11  Merger, Conversion, Consolidation or
                         Succession to Business.

           Any Person into which the Property Trustee, the Delaware Trustee or any Regular Trustee that is not a natural person, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                            ARTICLE 7

                        TERMS OF SECURITIES

           Section 7.1  General Provisions Regarding Securities.

           (a) The Regular Trustees shall on behalf of the Trust issue one class of Capital Securities representing undivided beneficial ownership interests in the assets of the Trust (the "Capital Securities") and one class of Common Securities representing undivided beneficial ownership interests in the assets of the Trust and having the rights provided therefor in this Declaration (the "Common Securities").

                (i) Capital Securities. The Capital Securities of the Trust shall have an aggregate liquidation amount with respect to the assets of the Trust of _____________________
                     ($________) and a liquidation amount with respect to the assets of the Trust of $25 per Capital Security. The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A to this Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or inter-dealer quotation system on which the Capital Securities are listed.

               (ii) Common Securities. The Common Securities of the Trust shall have an aggregate liquidation amount with respect to the assets of the Trust of _____________________
                     ($_________) and a liquidation amount with respect to the assets of the Trust of $25 per Common Security. The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit B to this Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

           (b) Payment of Distributions on, and the Redemption Price of, the Capital Securities and the Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Capital Securities and Common Securities; provided, however, that if on any date on which such Distributions or Redemption Price is payable, an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the Outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price, the full amount of such Redemption Price on all of the Outstanding Capital Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Capital Securities then due and payable. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

           (c) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case a Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of this Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

           A Capital Securities Certificate shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that the Capital Securities Certificate has been authenticated under this Declaration.

           Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Capital Securities Certificate for original issue. The aggregate number of Capital Securities Outstanding at any time shall not have an aggregate liquidation amount which exceeds the liquidation amount set forth in Section 7.1(a)(i).

           The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Securities Certificates. An authenticating agent may authenticate Capital Securities Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

           (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

           (e) Except to the extent set forth in Section 9.1(b), upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

           (f) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Guarantee, the Indenture and the Debentures.

           (g) The Securities shall have no preemptive or similar rights.

           Section 7.2  Distributions.

           (a) Holders shall be entitled to receive cumulative cash Distributions at the rate per annum of ___% of the stated liquidation amount of $25 per Security. The amount of interest payable for any full interest period shall be computed by dividing the applicable rate per annum by four. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. Subject to Section 7.1(b), Distributions shall be made on the Capital Securities and the Common Securities on a Pro Rata basis. Distributions on the Securities shall, from the date of original issue, accrue and be cumulative and shall be payable quarterly only to the extent that the Trust has funds available for the payment of such Distributions in the Property Account. Distributions not paid on the scheduled payment date will accumulate and compound quarterly at the rate of ___% per annum ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative Distributions, together with any Compounded Distributions. If and to the extent that the Debenture Issuer makes a payment of interest (including Defaulted Interest (as defined in the Indenture)) and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Pro Rata Distribution of the Payment Amount to Holders, subject to the terms of Section 7.1(b).

           (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing March 31, 1999, when, as and if available for payment, by the Property Trustee, except as otherwise described below. In the event that any date on which Distributions are payable on the Securities is not a Business Day, payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any additional interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. If Distributions are not paid when scheduled, the accrued Distributions shall be paid to the Holders as they appear on the books and records of the Trust on the record date as determined under Section 7.2(c).

           (c) Except as provided in Section 7.2(d), distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which shall be the _______ day of the month (whether or not a Business Day) prior to the relevant payment date.

           (d) Distributions payable on any Securities that are not punctually paid on any Distribution Date will cease to be payable to the Persons in whose name such Securities are registered on the relevant Record Date, and such defaulted Distributions will instead be payable to the Person in whose name such Securities are registered at the close of business on a special record date or other specified date determined in accordance with the Indenture.

           Section 7.3  Redemption of Securities.

           (a) Upon the repayment or redemption, in whole or in part, of the Debentures, the proceeds from such repayment or redemption shall be applied by the Property Trustee simultaneously Pro Rata (subject to Section 7.1(b)) to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed for an amount equal to the redemption price paid by the Debenture Issuer in respect of such Debentures plus an amount equal to accrued and unpaid Distributions thereon up to but excluding the date of the redemption or such lesser amount as shall be received by the Trust in respect of the Debentures so repaid or redeemed (the "Redemption Price").

           (b) If fewer than all of the Debentures are to be repaid or redeemed, then the proceeds from such repayment or redemption shall be allocated to the redemption Pro Rata of the Common Securities and the Capital Securities as described in
Section 7.4 below.

           Section 7.4  Redemption Procedures.

           (a) Notice of any redemption of the Securities (a "Redemption Notice") will be given by the Trust by mail to each Holder of such Securities to be redeemed at least 30 days but not more than 60 days before the date fixed for redemption thereof, which will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this Section 7.4, a Redemption Notice shall be deemed to be given on the day such notice is first mailed by registered or certified mail to Holders. Each Redemption Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder. All Redemption Notices shall:

                (i) state the CUSIP number of the Capital
      Securities;

                (ii) state the date of redemption;

                (iii) state that from and after the date of redemption, the Securities will no longer be deemed to be Outstanding and any Certificates not surrendered for exchange will be deemed to represent a Debenture having a principal amount equal to the liquidation amount of such Securities; and

                (iv) provide such information with respect to the mechanics by which Holders may exchange Securities for Debentures as the Regular Trustees and the Property Trustee shall deem appropriate.

           (b) If fewer than all the Outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be redeemed as described in Section 7.4(d) below. The Trust may not redeem fewer than all of the Outstanding Capital Securities unless all accrued and unpaid Distributions have been paid in full on all Capital Securities for all quarterly periods terminating on or prior to the date of redemption. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Security redeemed or to be redeemed only in part, to the portion of the aggregate liquidation amount of Capital Securities which has been or is to be redeemed.

           (c) If Securities are to be redeemed and the Trust gives a Redemption Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section (which notice will be irrevocable), then (A) while the Capital Securities are in book-entry only form, by 12:00 noon, New York City time, on the redemption date, the Property Trustee, to the extent funds are available, will deposit irrevocably with DTC (in the case of book-entry form Capital Securities) or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, the Property Trustee, to the extent funds are available, will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable written instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Securities called for redemption shall be payable to the Holders of such Securities on the relevant record dates for the related Distribution Dates. If a Redemption Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities will cease to be Outstanding. In the event that any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. In the event that payment of the Redemption Price in respect of any Securities called for redemption is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the redemption date originally established by the Trust for the Capital Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. Upon satisfaction of the foregoing conditions, then immediately prior to the close of business on the date of such deposit or payment, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Securities will not accrue Distributions or bear interest.

           (d) If less than all of the Outstanding Securities are to be redeemed on a redemption date, then the aggregate liquidation amount of Securities to be redeemed shall be allocated on a Pro Rata basis among the Common Securities and the Capital Securities. If the Capital Securities are in book entry form, they will be redeemed on a Pro Rata basis as described in
Section 7.4(c). The particular Capital Securities to be redeemed shall be selected on a Pro Rata basis not more than 60 days prior to the redemption date by the Property Trustee from the Outstanding Capital Securities not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or an integral multiple of $25 in excess thereof) of the liquidation amount of Capital Securities of a denomination larger than $25. In any such proration, the Property Trustee may make such adjustments as may be appropriate in order that only Capital Securities in authorized denominations shall be redeemed. The Property Trustee shall promptly notify the registrar in writing of the Capital Securities selected for redemption and, in the case of any Capital Security selected for partial redemption, the liquidation amount thereof to be redeemed. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Securities redeemed or to be redeemed only in part, to the portion of the aggregate liquidation amount of Capital Securities which has been or is to be redeemed.

           (e) Subject to applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its subsidiaries may at any time and from time to time purchase Outstanding Capital Securities by tender, in the open market or by private agreement.

           Section 7.5  Voting Rights of Capital Securities.

           (a) Except as provided under this Declaration and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Capital Securities will have no voting rights and no right to control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Securities, be construed so as to constitute the Holders from time to time as partners or members of an association.

           (b) Subject to the requirement of the Property Trustee receiving a tax opinion in certain circumstances set forth in
Section 7.5(d) below, the Holders of a Majority in Liquidation Amount of the Capital Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Debentures or (ii) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Capital Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities.

           (c) If the Property Trustee fails to enforce its rights with respect to the Debentures after a Holder of record of Capital Securities has made a written request, such Holder of Capital Securities may institute legal proceedings directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal or other required payments on the Debentures on the date such interest, principal or other payment is otherwise payable, then a Holder of Capital Securities may, on or after the respective due dates specified in the Debentures, directly institute a proceeding against the Debenture Issuer for enforcement of payment on Debentures having a principal amount equal to the aggregate liquidation amount of Capital Securities held by such Holder (a "Direct Action"). In connection with such Direct Action, the rights of the Debenture Issuer will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided otherwise in this Section 7.5(c), the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of Debentures.

           (d) The Property Trustee shall notify all Holders of the Capital Securities of any notice of any Indenture Event of Default received from the Debenture Issuer with respect to the Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clauses 7.5(b)(i) and (ii) above unless the Property Trustee has been furnished an opinion of independent tax counsel to the effect that taking such action will not cause the Trust to be classified for United States federal income tax purposes as other than a grantor trust.

           (e) In the event the consent of the Property Trustee, as the Holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

           (f) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

           (g) Any required approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

           (h) No vote or consent of the Holders of Capital
Securities will be required for the Trust to redeem and cancel
Capital Securities or distribute Debentures in accordance with this Declaration.

           (i) Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned at such time by the Debenture Issuer, the Trustees or any Person directly or indirectly controlled by, or under direct or indirect common control with, the Debenture Issuer or any Trustees, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Securities were not Outstanding, provided, however, that Persons otherwise eligible to vote to whom the Debenture Issuer or any of its subsidiaries have pledged Capital Securities may vote or consent with respect to such pledged Capital Securities under any of the circumstances described herein.

           (j) Except as set forth in Section 6.6(a)(ii)(B), Holders of the Capital Securities will have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Sponsor, as the Holder of all of the Common
Securities.

           Section 7.6  Voting Rights of Common Securities.

           (a) Except as provided under this Section 7.6 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Common Securities will have no voting rights.

           (b) The Holders of the Common Securities are entitled, in accordance with this Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

           (c) Subject to Section 2.6 of this Declaration and only after all Trust Enforcement Events with respect to the Capital Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this paragraph (c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Debentures, or (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to have such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.6(c)(i) and (ii) above unless the Property Trustee has been furnished an opinion of independent tax counsel to the effect that, as a result of such action, for United States federal income tax purposes the Trust will not fail to be classified as a grantor trust and that the Debentures will not fail to be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

           (d) If the Property Trustee fails to enforce its rights with respect to the Debentures after a Holder of record of Common Securities has made a written request, such Holder of record of Common Securities may, to the fullest extent permitted by applicable law, institute legal proceedings directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person.

           (e) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

           (f) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter on which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

           (g) No vote or consent of the Holders of the Common
Securities will be required for the Trust to redeem and cancel
Common Securities or to distribute Debentures in accordance with the Declaration and the terms of the Securities.

           Section 7.7  Paying Agent.

           In the event that the Capital Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Capital Securities may be presented for payment ("Paying Agent"). The Paying Agent shall initially be the Property Trustee and any co-paying agent chosen by the Property Trustee and acceptable to the Regular Trustees and the Sponsor. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to the Holders. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Sponsor. In the event that the Property Trustee shall no longer be the Paying Agent, the Regular Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Regular Trustees and the Sponsor) to act as Paying Agent. The Trust or any of its Affiliates may act as Paying Agent.

           Section 7.8  Transfer of Securities.

           (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

           (b) Subject to this Article 7, Capital Securities shall be freely transferable. The Common Securities are not transferable, except as provided in Section 5.2 hereof.

           (c) The Trust shall not be required (i) to register or cause to be registered the transfer or exchange of Capital Securities during a period beginning at the opening of business 15 days before the day of the mailing of the relevant notice of redemption and ending at the close of business on the day of mailing of such notice of redemption or (ii) to register or cause to be registered the transfer or exchange of any Capital Securities so selected for redemption, except in the case of any Capital Securities being redeemed in part, any portion thereof not to be redeemed.

           Section 7.9  Transfer and Exchange of Certificates.

           The Property Trustee shall provide for the registration of Certificates and of transfers or exchanges of Certificates, which will be effected without charge by and on behalf of the Trust, but only upon payment (with such indemnity as the Property Trustee may require) in respect of any tax or other government charges that may be imposed in connection with any transfer or exchange. Upon surrender for registration of transfer of any Certificate, the Property Trustee shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Upon surrender for exchange of any Certificate, the Property Trustee shall cause one or more new Certificates in the same aggregate liquidation amount as the Certificate surrendered for exchange to be issued in the name of the Holder of the Certificate so surrendered. Every Certificate surrendered for registration of transfer or for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or for exchange shall be canceled by the Property Trustee. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

           Section 7.10  Deemed Security Holders.

           The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

           Section 7.11  Book Entry Interests.

           The Capital Securities, on original issuance, will be issued in the form of one or more fully registered, global Capital Security Certificates (each, a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency or its custodian by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 7.14. Unless and until definitive, fully registered Capital Security Certificates (the "Definitive Capital Security Certificates") have been issued to the Capital Security Beneficial Owners pursuant to Section 7.14:

           (a) the provisions of this Section 7.11 shall be in full force and effect;

           (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global
Certificates and receiving approvals, votes or consents hereunder) as the sole Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

           (c) to the extent that the provisions of this Section
7.11 conflict with any other provisions of this Declaration, the provisions of this Section 7.11 shall control; and

           (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants.

           Section 7.12  Notices to Clearing Agency.

           Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, unless and until Definitive Capital Security Certificates shall have been issued to the Capital Security Beneficial Owners pursuant to Section 7.14, the Trustees shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

           Section 7.13  Appointment of Successor Clearing
                         Agency.

           If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

           Section 7.14  Definitive Capital Security
                         Certificates.

           If:

           (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 7.13; or

           (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Capital Securities,

           then:

           Definitive Capital Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Capital Securities; and upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Capital Security Certificates to be delivered to the Capital

Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Capital Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Capital Securities may be listed, or to conform to usage.

           Section 7.15  Mutilated, Destroyed, Lost or Stolen
                         Certificates.

           If:

           (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

           (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them, the Sponsor, each of the Trustees and the Trust harmless,

           then:

           in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 7.15, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                            ARTICLE 8

               DISSOLUTION AND TERMINATION OF TRUST

           Section 8.1  Dissolution and Termination of Trust.

           (a) The Trust shall automatically dissolve and its affairs shall be wound up upon the earliest of:

                (i) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Holder of the Common Securities;

                (ii) the written direction to the Property
           Trustee from the Holder of the Common Securities at any time to terminate the Trust (which direction is optional and wholly within the discretion of the holder of the Common Securities), including following the occurrence and continuation of a Special Event, pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and this Declaration, and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities;

                (iii) the redemption of all of the Capital
           Securities in connection with the maturity or redemption of all of the Debentures; and

                (iv) the entry by a court of competent
           jurisdiction of an order for dissolution of the Trust.

           (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up of the Trust, the Regular Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

           (c) The provisions of Section 3.9 and Article 9 shall survive the termination of the Trust.

           Section 8.2 Liquidation Distribution Upon Dissolution of the Trust.

           (a) If an event specified in clause (i), (ii) or (iv) of Section 8.1 occurs, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction or the making of reasonable provisions for the payment of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Capital Securities and Common Securities their Pro Rata interest in the Debentures. Notice of liquidation shall be given by the Property Trustee by registered or certified mail, mailed not later than 30 nor more than 60 days prior to the date of such liquidation to each Holder at such Holder's address appearing in the books and records of the Trust. For purposes of the calculation of the date of liquidation and the dates on which notices are given pursuant to this Section 8.2, a notice of liquidation shall be deemed to be given on the day such notice is first mailed by registered or certified mail to Holders. No defect in the notice of liquidation or in the mailing thereof with respect to any Holder shall affect the validity of the proceedings with respect to any other Holder. All notices of liquidation shall:

                (i)  state the CUSIP Number of the Capital
                     Securities;

               (ii)  state the date of liquidation;

              (iii)  state that from and after the date of
                     liquidation, the Securities will no longer be deemed to be Outstanding and any Certificates not surrendered for exchange will be deemed to represent a Debenture having a principal amount equal to the liquidation amount of such Securities; and

               (iv) provide such information with respect to the mechanics by which Holders may exchange Certificates for Debentures, or if Section 8.2(d) applies, receive a Liquidation Distribution, as the Regular Trustees or the Property Trustee shall deem appropriate.

           (b) Except where Section 8.1(a)(iii) or 8.2(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the date of liquidation) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Certificates.

           (c) Except where Section 8.1(a)(iii) or 8.2(d) applies, after the date of liquidation is fixed, (i) the Securities will no longer be deemed to be Outstanding, (ii) upon surrender of Certificates to the Regular Trustees or their agent for exchange, certificates representing Debentures having a principal amount equal to the liquidation amount of such Securities will be issued to Holders of such Certificates, (iii) the Sponsor shall use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange or inter-dealer quotation system as the Capital Securities are then listed or quoted, (iv) any Certificates not so surrendered for exchange will be deemed to represent Debentures having a principal amount equal to the liquidation amount of the Securities represented by such Certificates, and bearing accrued and unpaid interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Certificates with respect to such Debentures) and (v) all rights of Holders holding Securities will cease, except the right of such Holders to receive Debentures upon surrender of Certificates. The Property Trustee shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Securities.

           (d) In the event that, notwithstanding the other provisions of this Section 8.2, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the

Property Trustee not to be practical, the assets of the Trust shall be liquidated, and the Trust shall be wound-up or terminated, by the Property Trustee. In such event, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of or the making of reasonable provisions for the payment of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate liquidation amount per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities will be entitled to receive distributions upon any such Liquidation Pro Rata with the Holders of the Capital Securities, except that if an Indenture Event of Default has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities with regard to such distributions.


                            ARTICLE 9

                    LIMITATION OF LIABILITY OF
                HOLDERS, TRUSTEES OR OTHER PERSONS

           Section 9.1  Liability.

           (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor shall not be:

                (i)  personally liable for the return of any
                     portion of the capital contributions (or any return thereon) of the Holders, which shall be made solely from assets of the Trust; and

               (ii)  required to pay to the Trust or to any
                     Holder any deficit upon dissolution of the Trust or otherwise.

           (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities and liabilities related to taxes) to the extent not satisfied out of the Trust's assets.

           (c) Pursuant to Section 3803(a) of the Business Trust
Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

           Section 9.2  Exculpation.

           (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions; provided that with respect to the Property Trustee, such Trustee shall be liable for any such loss, damage or claim incurred by reason of such Trustee's negligent action or negligent failure to act with respect to such acts or omissions.

           (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

           Section 9.3  Fiduciary Duty.

           (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

           (b) Unless otherwise expressly provided herein:

                (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person; or

               (ii)  whenever this Declaration or any other
                     agreement contemplated herein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder,

the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

           (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                (i)  in its "discretion" or under a grant of
                     similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

           Section 9.4  Indemnification.

           (a)(i) Pursuant to Section 1009 of the Indenture, the Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement with the Debenture Issuer's prior written consent actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including reasonable attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of

Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

           (iii) Any indemnification under paragraphs (i) and
(ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or
(3) by the Holders of the Common Securities.

           (iv) Expenses (including attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (1) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (3) the Holders of the Common Securities, that, based upon the facts known to the Regular Trustees, counsel or the Holders of the Common Securities at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Holders of the Common Securities reasonably determine that such Person deliberately breached his duty to the Trust or the Holders.

                (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture
Issuer or Holders of the Capital Securities or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer
Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this
Section 9.4(a) shall not affect any rights or obligations then existing.

                (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

                (vii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Debenture Issuer
Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the satisfaction and discharge of this Declaration.

           (b) Pursuant to Section 1009 of the Indenture, the Debenture Issuer agrees to indemnify the (i) Property Trustee,
(ii) the Delaware Trustee, (iii) any predecessor Property Trustee or Delaware Trustee, (iv) an Affiliate of the Property Trustee, the Delaware Trustee or any predecessor Property Trustee or Delaware Trustee, and (v) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee, the Delaware Trustee or any predecessor Property Trustee or Delaware Trustee (each of the Persons in (i) through (v) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, damage, claims, liability or expense incurred without negligence or bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
The obligation to indemnify as set forth in this Section 9.4(b) shall survive the satisfaction and discharge of this Declaration and the resignation or removal of the Property Trustee or the Delaware Trustee, as the case may be.

           Section 9.5  Outside Businesses.

           Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 6.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                            ARTICLE 10

                            ACCOUNTING

           Section 10.1  Fiscal Year.

           The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

           Section 10.2  Certain Accounting and Tax Matters.

           (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of accounts, records and supporting documents which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

           (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders, an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 60 days after the end of each Fiscal Year of the Trust.

           (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

           Section 10.3  Banking.

           The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

           Section 10.4  Withholding.

           The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding and backup withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding and backup withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding and backup withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claim of over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

           Section 10.5  Payment of Taxes and Duties of the
                         Trust.

           Upon receipt under the Indenture of any amounts payable by the Debenture Issuer pursuant to Section 1009 of the Indenture, the Property Trustee shall promptly pay any additional taxes, duties, etc. (other than withholding taxes) imposed on the Trust arising from the receipt of such amounts by the United States or any other taxing authority.


                            ARTICLE 11

                      AMENDMENTS AND MEETINGS

           Section 11.1  Amendments.

           (a) This Declaration may only be amended by a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees) and the Holders of the Common Securities and, except as otherwise provided in this Declaration:

                (i) by the Property Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Property
                     Trustee; and

               (ii) by the Delaware Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware
                     Trustee.

           (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                (i)  unless, in the case of any proposed
                     amendment, the Property Trustee and the
                     Delaware Trustee shall have first received an Officers' Certificate from each of the Trust and the Holders of Common Securities that such amendment is permitted by, and conforms to, the terms of this Declaration;

               (ii)  unless, in the case of any proposed
                     amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee or the Delaware Trustee, the Property Trustee and the Delaware Trustee shall have first received:

                     (A)  an Officers' Certificate from each of
                          the Trust and the Holders of Common
                          Securities that such amendment is
                          permitted by, and conforms to, the
                          terms of this Declaration (including
                          the terms of the Securities); and

                     (B)  an opinion of counsel (who may be
                          counsel to the Holders of Common
                          Securities or the Trust) that such
                          amendment is permitted by, and conforms
                          to, the terms of this Declaration
                          (including the terms of the
                          Securities); and

              (iii) to the extent the result of such amendment would be to:

                     (A)  cause the Trust to be classified other
                          than as a grantor trust for United
                          States federal income tax purposes or
                          cause the Debentures to be treated as
                          other than indebtedness of the
                          Debenture Issuer for United States
                          federal income tax purposes;

                     (B)  reduce or otherwise adversely affect
                          the powers of the Property Trustee in
                          contravention of the Trust Indenture
                          Act; or

                     (C)  cause the Trust to be deemed to be an
                          Investment Company required to be
                          registered under the Investment Company
                          Act.

           (c) Except as provided in Section 11.1(d) hereof, any provision of this Declaration may be amended by a majority of the Regular Trustees and the Holders of Common Securities with (i) the consent of the Holders representing not less than a Majority in Liquidation Amount of the Securities Outstanding and (ii) receipt by the Trustees of an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the treatment of the Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes or the Trust's exemption from status of an Investment Company.

           (d) In addition to and not withstanding any other provision in this Declaration, without the consent of each Holder affected thereby, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

           (e) This Section 11.1 shall not be amended without the consent of all of the Holders.

           (f) Article 4 shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common
Securities.

           (g) The rights of the Holders of the Common Securities under this Declaration to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

           (h) Notwithstanding Sections 11.1(c) and 11.1(d), this
Declaration may be amended with the consent of the Holders of the Common Securities but without the consent of the Holders of the Capital Securities to:

                (i) cure any ambiguity; correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, or to make any other provisions with respect to matters or questions arising under this Declaration that shall not be inconsistent with the other provisions of this Declaration;

               (ii)  add to the covenants, restrictions or
                     obligations of the Sponsor; or

              (iii) modify, eliminate or add to any provision of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified as a grantor trust for United States federal income tax purposes at all times that any Securities are Outstanding or to ensure that the Debentures are treated as indebtedness of the

                     Debenture Issuer for United States federal income tax purposes or to ensure that the Trust will not be required to register as an Investment Company, provided that in each such case such action shall not adversely affect in any material respect the interests of any Holder;

provided, however, that any amendments of this Declaration shall become effective when notice thereof is given to the Holders.

           (i) The issuance of a Trustees' Authorization
Certificate by the Regular Trustees for purposes of establishing the terms and form of the Securities as contemplated by Section
7.1 shall not be deemed an amendment of this Declaration subject to the provisions of this Section 11.1.

           Section 11.2  Meetings of the Holders; Action by
                         Written Consent.

           (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 25% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

           (b) The following provisions shall apply to meetings of Holders:

                (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing.

                     The Regular Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

              (iii)  each meeting of the Holders shall be
                     conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv)  unless the Business Trust Act, this
                     Declaration, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed for trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                            ARTICLE 12

                REPRESENTATIONS OF PROPERTY TRUSTEE
                       AND DELAWARE TRUSTEE

           Section 12.1  Representations and Warranties of the
                         Property Trustee.

           The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

           (a) the Property Trustee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

           (b) the Property Trustee satisfies the requirements set forth in Section 6.3(a);

           (c) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

           (d) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee; and

           (e) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority governing the trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration.

           Section 12.2  Representations and Warranties of the
                         Delaware Trustee.

           The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

           (a) the Delaware Trustee satisfies the requirements set forth in Section and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

           (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

            (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.


                            ARTICLE 13

                           MISCELLANEOUS

           Section 13.1  Notices.

           All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

           (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities):

                GWL&A Financial Inc.
                8515 East Orchard Road
                Englewood, Colorado 80111
                Attn: Secretary

           (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware
Trustee may give notice of to the Regular Trustees, the Property
Trustee and the Holders of the Securities):

                The Bank of New York (Delaware)
                White Clay Center
                Route 273
                Newark, Delaware 19711
                Attn: Corporate Trust Administration

           (c) if given to the Property Trustee, at its Corporate
Trust Office (or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee and the Holders of the Securities).

           (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Property Trustee, the Delaware Trustee and the Trust):

                GWL&A Financial Inc.
                8515 East Orchard Road
                Englewood, Colorado 80111
                Attn: Secretary

           (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied (with receipt confirmed) or mailed by registered or certified mail except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver. No notice to or demand on any party hereto in any case shall, unless otherwise required under this Declaration, entitle such party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any party hereto to any other or further action in any circumstances without notice or demand. Each such notice, request, demand, authorization, direction, consent, waiver or other communication shall be effective when received or, if made, given, furnished or filed by facsimile or telecommunication transmission, when received unless received outside of business hours, in which case on the next open of business on a Business Day.

           Section 13.2  Governing Law.

           This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware (without regard to principles of conflict of law).

           Section 13.3  Intention of the Parties.

           The parties hereto and, by its acceptance or acquisition of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security intend and agree that the Trust be classified for United States federal, state and local tax purposes as a grantor trust, and that the Securities be treated as undivided beneficial ownership interests in the Trust property for United States federal, state and local tax purposes. The provisions of this Declaration shall be interpreted in a manner consistent with this classification and treatment.

           Section 13.4  Headings.

           Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

           Section 13.5  Successors and Assigns.

           Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

           Section 13.6  Partial Enforceability.

           If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

           Section 13.7  Counterparts.

           This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.


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                                                               67


           IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                              GWL&A FINANCIAL INC.,
                                as Sponsor and Debenture Issuer


                              By:______________________________
                                 Name:
                                 Title:


                              By:______________________________
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK,
                                as Property Trustee


                              By:______________________________
                                 Name:
                                 Title:


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                                                               68


                              THE BANK OF NEW YORK (DELAWARE),
                                as Delaware Trustee


                              By:______________________________
                                 Name:
                                 Title:


                              _________________________________
                              Mitchell T.G.Graye,
                              as Regular Trustee


                              _________________________________
                              David G. McLeod,
                              as Regular Trustee


                              _________________________________
                              James L. McCallen,
                              as Regular Trustee


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                                                        EXHIBIT A


           This Capital Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depository"), or a nominee of the Depository. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration, and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

           Unless this Capital Security Certificate is presented by an authorized representative of the Depository to Great-West Life & Annuity Insurance Capital I or its agent for registration of transfer, exchange or payment, and any Capital Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depository (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


Certificate No. 1           Number of Capital Securities: [     ]
CUSIP No.

             Certificate Evidencing Capital Securities
                                of
           Great-West Life & Annuity Insurance Capital I

                        % Capital Securities
           (liquidation amount $25 per Capital Security)

           Great-West Life & Annuity Insurance Capital I, a
statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the
"Holder") is the registered owner of         capital securities of the
Trust, representing undivided beneficial ownership interests in
the assets of the Trust and designated the     % Capital Securities
(liquidation amount $25 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges,
restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated
Declaration of Trust of the Trust, dated as of      , 1998 (as the
same may be amended from time to time, the "Declaration"), among GWL&A Financial Inc., as Sponsor, Mitchell T.G. Graye, David G.
McLeod and James L. McCallen, as Regular Trustees, The Bank of
New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust.
Capitalized terms
used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

           Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

           By acceptance, the Holder agrees to treat the Debentures as indebtedness of the Sponsor for all United States tax purposes, and the Capital Securities as evidence of an undivided beneficial ownership interest in the Debentures.

           IN WITNESS WHEREOF, the Trust has duly executed this certificate.

Dated:

                         Great-West Life & Annuity Insurance
                         Capital I


                         By:_________________________________
                            Name:
                            Title:  Regular Trustee

           This is one of the Securities referred to in the within mentioned Declaration.



The Bank of New York, as
  Property Trustee

By:  __________________________
      Authorized Signatory

                                                        EXHIBIT B

      THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS SET FORTH IN SECTIONS 5.2 AND 7.8(b) OF THE AMENDED AND RESTATED DECLARATION OF TRUST OF GREAT-WEST LIFE & ANNUITY INSURANCE CAPITAL I, DATED
AS OF     , 1998, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.

Certificate No. 1           Number of Common Securities:  [     ]

             Certificate Evidencing Common Securities
                                of
           Great-West Life & Annuity Insurance Capital I

                         Common Securities
           (liquidation amount $25 per Common Security)


           Great-West Life & Annuity Insurance Capital I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that GWL&A Financial
Inc. (the "Holder") is the registered owner of common securities of the Trust, representing an undivided beneficial ownership
interest in the assets of the Trust and designated the   % Common
Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are not transferable and any attempted transfer thereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of
the Trust, dated as of      , 1998 (as the same may be amended from
time to time, the "Declaration"), among GWL&A Financial Inc., as Sponsor, Mitchell T.G. Graye, David G. McLeod and James L. McCallen, as Regular Trustees, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. The Holder is entitled to the benefits of the Guarantee to the extent described therein. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

           Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

           By acceptance, the Holder agrees to treat the Debentures as indebtedness of the Sponsor for all United States tax purposes, and the Common Securities as evidence of an undivided beneficial ownership interest in the Debentures.

           IN WITNESS WHEREOF, the Trust has executed this
certificate this      th day of       , 1998.

                         Great-West Life & Annuity Insurance
                         Capital I


                         By:_________________________________
                            Name:
                            Title:  Regular Trustee